UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	56-0205520
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))
o Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.   Other Events.

In connection with the rate case which Duke Energy Carolinas, LLC (“DEC”) filed on August 25, 2017, with the North Carolina Utilities Commission (the “NCUC”), a Pilot Grid Rider Agreement and Stipulation (the “Stipulation”) was filed on June 1, 2018, by DEC and intervenors Environmental Defense Fund, Sierra Club and North Carolina Sustainable Energy Association (the “Settling Parties”) regarding an agreement by the parties related to DEC’s Power/Forward Carolinas plan and associated Grid Rider on the recovery of costs, the timing of the recovery of costs, and the implementation of certain initiatives such as electric vehicle charging and battery storage projects and the enhancements to the Customer Information Systems for customer data access. Also on June 1, 2018, DEC and an ad hoc commercial group consisting of Food Lion, LLC, Ingles Markets, Inc., JC Penney Corp., Inc., Sam’s East, Inc. and Wal-Mart Stores East, LP (collectively, the “Commercial Group”), filed a Partial Stipulation and Settlement Agreement to be considered in conjunction with the Stipulation (the “Partial Stipulation”) expressly supporting the electric vehicle charging and battery storage projects and the enhancements to the Customer Information Systems for customer data access agreed to in the Stipulation. Additional detail on the terms of the Stipulation and Partial Stipulation is attached to this Form 8-K as Exhibit 99.1.

In a separate agreement reached with the Settling Parties on June 1, 2018, Duke Energy Progress, LLC (“DEP”) agreed to deploy 175MW of energy storage on its system by 2026 and a $17 million electric vehicle charging project under the same terms and conditions as contained in the DEC Stipulation so long as the NCUC approves the DEC Stipulation in full. The Settling Parties also agreed to file and support a stipulation for DEP containing the same terms and conditions as the DEC Stipulation in DEP’s next general base rate increase proceeding if the DEC Stipulation is approved by the NCUC in full.

The Stipulation and Partial Stipulation are subject to the review and approval of the NCUC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Duke Energy Carolinas Summary of Power-Forward Rider Settlement in North Carolina Rate Case (Docket E-7 Sub 1146)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: June 1, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Executive Affairs, Chief Legal Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: June 1, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Executive Affairs, Chief Legal Officer and Secretary

DUKE ENERGY PROGRESS, LLC

Date: June 1, 2018	By:	/s/ Julia S. Janson
	Name:	Julia S. Janson
	Title:	Executive Vice President, Executive Affairs, Chief Legal Officer and Secretary